UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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YOU WERE PREVIOUSLY SENT PROXY SOLICITING INFORMATION PERTAINING TO THE OPTIMUM FUNDS MEETING OF SHAREHOLDERS.  ACCORDING TO OUR LATEST RECORDS, WE HAVE NOT RECEIVED YOUR VOTING INSTRUCTION (S) ON THE MATTERS TO BE CONSIDERED AT THIS MEETING.
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Important Notice Regarding the Availability of Proxy Materials

  2015 OPTIMUM FUNDS Special Meeting of Stockholders
  MEETING DATE: September 15, 2015
  For Holders as of: July 17, 2015
  ACCOUNT NUMBER: 3456789012345678901
  CONTROL NUMBER: 0123456789012345

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CUSIP NUMBER: 246118707